Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                   Park Electrochemical Corp.
        (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, If Other than
                           Registrant)

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[X] No fee required.

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     6(i)(1) and 0-11.

(1) Title  of  each  class  of securities to  which  transactions applies:
________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
________________________________________________________________

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________________________________________________________________

[ ] Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount previously paid:
      _

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      _

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      _

   (4) Date Filed:

APPENDIX  to electronically filed Proxy Statement dated June  16,
2004   of   Park  Electrochemical  Corp.  listing   all   graphic
information included in such Proxy Statement:

1. Stock Performance Graph appearing on page 11 of Proxy Statement dated June 16, 2004 comparing the yearly percentage change in the cumulative total shareholder return on the Registrant's Common Stock with the cumulative total return of the New York Stock Exchange Market Index and a Media General Financial Services Index for electronic components and accessories manufacturers comprised of the Company and 254 other companies for the period of the Company's five fiscal years commencing March 1, 1999 and ending February 29, 2004, assuming that $100 had been invested in the Company's Common Stock and each index on February 26, 1999 and that all divi dends on the Company's Common Stock and on each stock included in each index were reinvested.

   Such graph shows that such $100 invested in the Company's Common Stock would have had a value of $84.43 on February 27, 2000, $188.96 on February 25, 2001, $147.25 on March 3, 2002,
   $88.09  on  March  2, 2003 and $155.27 on February  29,  2004,
   that such $100 invested in the Media General Financial Services Index would have had values of $295.25, $129.24, $111.95, $62.30 and $114.67, respectively, on such dates and that such $100 invested in the New York Stock Exchange Market Index would have had values of $101.26, $108.67, $102.04, $80.55 and $114.87, respectively, on such dates.


                   PARK ELECTROCHEMICAL CORP.
                         5 Dakota Drive
                  Lake Success, New York  11042



            Notice of Annual Meeting of Shareholders
                          July 14, 2004
                               ___



      The Annual Meeting of Shareholders of PARK ELECTROCHEMICAL CORP. (the "Company") will be held at The Bank of New York, One Wall Street - 47th Floor, New York, New York (attendees must use the 80 Broadway entrance) on July 14, 2004 at 10:00 o'clock A.M., New York time, for the purpose of considering and acting upon the following:

        1. The election of six (6) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. The approval of the matching contribution feature of the Company's Employee Stock Purchase Plan.

     3. The transaction of such other business as may properly come before the meeting.

     Only holders of record of Common Stock at the close of business on May 19, 2004 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.


                              By Order of the Board of Directors,





                                    Stephen E. Gilhuley
                                   Senior Vice President,
                               Secretary and General Counsel







Dated:  June 16, 2004














ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                   PARK ELECTROCHEMICAL CORP.
                         5 Dakota Drive
                  Lake Success, New York  11042

                  P R O X Y  S T A T E M E N T
                 Annual Meeting of Shareholders
                          July 14, 2004


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Park Electrochemical Corp. (the "Company") of proxies with respect to the Annual Meeting of Shareholders of the Company to be held on July 14, 2004, and any adjournment or postponement thereof (the "Meeting"). Any shareholder giving such a proxy (the form for which is enclosed with this Proxy Statement) has the power to revoke the same at any time before it is voted by (i) delivering written notice of such revocation bearing a later date than the proxy to the Secretary of the Company, (ii) submitting a later-dated proxy, or (iii) attending the Meeting and voting in person.

      This Proxy Statement and the accompanying form of proxy are first being mailed on or about June 16, 2004 to all shareholders of record as of the close of business on May 19, 2004.

                        VOTING SECURITIES

     As of May 19, 2004, the outstanding voting securities of the Company consisted of 19,872,550 shares of Common Stock, par value $.10 per share, of the Company (the "Common Stock"), each share of which, held of record at the close of business on May 19, 2004, is entitled to one vote. Presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes, if any, will be included for purposes of determining a quorum. With respect to the election of directors and the proposed approval of the matching contribution feature of the Company's Employee Stock Purchase Plan, abstentions and broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the votes, except in the case of the matching contribution feature of the Company's Employee Stock Purchase Plan, as described below under the caption "Approval of the Matching Feature of the Company's Employee Stock Purchase Plan - Vote Required".

     As of May 19, 2004, all executive officers and directors of the Company and nominees as a group (13 persons) beneficially owned an aggregate of 2,637,277 shares of Common Stock (including options to purchase an aggregate of 628,342 shares), constituting approximately 12.9% of the outstanding shares of Common Stock (giving effect to the exercise of such options).

                         STOCK OWNERSHIP

Principal Shareholders

      The following table sets forth information as of May 19, 2004 with respect to each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who is known to the Company to be the beneficial owner (for purposes of the rules of the Securities and Exchange Commission) of more than 5% of the outstanding shares of Common Stock as of that date.

                           Amount and
                            Nature of   Percent
Name and Address           Beneficial      of
of Beneficial Owner         Ownership    Class

DePrince, Race  &  Zollo, 1,979,850(a)  10.0%
Inc.
201 S. Orange Avenue
Suite 850
Orlando, FL 32801

Jerry Shore               1,719,343(b)  8.7%
5 Dakota Drive
Lake Success, NY 11042

Wachovia Corporation      1,157,745(c)  5.8%
One Wachovia Center
Charlotte, NC 28288


(a) Deprince, Race & Zollo, Inc., a registered investment adviser, holds sole investment power and sole voting power over all of such shares, based on an amendment, dated January 28, 2004, to its Schedule 13G, filed under the Exchange Act, which represented approximately 10.0% of the outstanding shares of the Company's Common Stock as of May 19, 2004.

(b) Includes 168,615 shares owned by a member of Jerry Shore's family, of which he disclaims beneficial ownership, and 45,129 shares owned by a foundation, of which he disclaims beneficial ownership.

(c) Wachovia Corporation, a parent holding company, holds sole investment power over 1,143,312 of such shares and sole voting power over 939,030 of such shares, based on an amendment, dated
   January 28, 2004, to its Schedule 13G, filed under the Exchange
   Act, which represented approximately 5.8% of the outstanding shares of the Company's Common Stock as of May 19, 2004.

Ownership of Directors and Executive Officers

      The following table sets forth information as of May 19, 2004 with respect to shares of Common Stock beneficially owned (for purposes of the rules of the Securities and Exchange Commission) by each director and nominee, by each executive officer of the Company who is identified in the Summary Compensation table elsewhere in this Proxy Statement and by all directors, nominees and executive officers of the Company as a group.

                                  Amount and
                                  Nature of     Percent
                                  Beneficial      of
Name of Beneficial Owner          Ownership      Class
Mark S. Ain                     24,000(a)           *
Dale Blanchfield                0                   *
Anthony Chiesa                  121,500(b)          *
Lloyd Frank                     28,125(c)           *
Brian E. Shore                  545,972(d)        2.7%
Jerry Shore                     1,719,343(e)      8.7%
Steven T. Warshaw               0                   *
Emily J. Groehl                 39,205(f)           *
John Jongebloed                 32,825(g)           *
Steven P. Schaefer              3,500(h)            *
Gary M. Watson                  35,750(i)           *
All directors, nominees and
executive                       2,637,277(j)      12.9%
officers as a group (13
persons)

*    Less than 1%
(a)  Consists of shares which Mark S. Ain may acquire pursuant to options.
(b)  Includes  9,000  shares  which Anthony  Chiesa  may  acquire pursuant to options.
(c)  Includes  22,125  shares  which  Lloyd  Frank  may   acquire
     pursuant to options and 3,000 shares owned by a member of Lloyd Frank's family, of which he disclaims beneficial ownership.
(d)  Includes  407,500  shares which Brian E. Shore  may  acquire pursuant to options.
(e) See note (b) to the table under "Stock Ownership - Principal Shareholders" for information with respect to these shares.
(f)  Includes  39,196  shares which Emily J. Groehl  may  acquire pursuant to options.
(g)  Includes  31,025  shares which John Jongebloed  may  acquire pursuant to options.
(h)  Consists  of  shares  which Steven P. Schaefer  may  acquire pursuant to options.
(i)  Includes  35,000  shares which Gary M.  Watson  may  acquire pursuant to options.
(j)  Consists   of  2,008,935  shares  owned  by  directors   and
     executive officers and 628,342 shares issuable to directors and executive officers upon exercise of options that are exercisable as of May 19, 2004 or become exercisable within 60 days thereafter.

                      ELECTION OF DIRECTORS

      The Board to be elected at the Meeting consists of six members. Proxies will be voted in accordance with their terms and, in the absence of contrary instructions, for the election as directors of the nominees whose names appear in the following table, to serve for the ensuing year and until their successors are elected and qualified. One current director, Jerry Shore, who has been a member of the Board since the founding of the Company in 1954, is retiring as a director and will not be standing for re-election at the Meeting. Should any of the nominees not remain a candidate at the time of the Meeting (a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substituted nominees. The six nominees who receive a plurality of the votes cast at the Meeting in person or by proxy shall be elected. Each of the nominees, other than Messrs. Blanchfield and Warshaw, is presently a member of the Board.

                Principal Occupation; Positions
                 and Offices with the Company;         Directo
Name                  Other Directorships         Age     r
                                                        Since

Mark S. Ain    Chief   Executive   Officer    and 61    1998
               Chairman  of the Board  of  Kronos
               Incorporated,  a  manufacturer  of
               computerized systems for time  and
               labor    management,   Chelmsford,
               Massachusetts; and a  director  of
               KVH   Industries,  Inc.  and   LTX
               Corporation

Dale           Former  President  of  Electronics 66      -
Blanchfield    Division   of   The   Bureau    of
               Engraving Inc., a manufacturer  of
               specialized,   high-volume,   high
               layer    count   printed   circuit
               boards,   Minneapolis,  Minnesota,
               from  1990  to June  2003;  and  a
               director   of   The   Bureau    of
               Engraving Inc.

Anthony Chiesa Former Vice President of the       83    1954
               Company

Lloyd Frank    Of  Counsel since January 2004 and 78    1985
               a  Partner  for many  years  prior
               thereto,   Jenkins   &   Gilchrist
               Parker  Chapin LLP,  a  law  firm,
               New  York City; and a director  of
               DryClean,   USA  Inc.   and   Volt
               Information Sciences, Inc.

Brian E. Shore President and Chief Executive      52    1983
               Officer of the Company

Steven      T. President,     Chief     Executive 55      -
Warshaw        Officer   and  Chairman   of   the
               Board,   M   Cubed   Technologies,
               Inc.,  a  manufacturer of advanced
               ceramic   materials   for    semi-
               conductor   equipment  and   armor
               applications,              Monroe,
               Connecticut,  since   July   2002;
               President,     Hexcel     Schwebel
               Division,  Hexcel  Corporation,  a
               supplier  of  specialized  fabrics
               for   reinforcement  of  laminates
               used  in  printed  circuit  boards
               and   in   commercial   aerospace,
               recreation  and  other  industrial
               applications,   Anderson,    South
               Carolina,  April 2000 to  November
               2001;   Senior   Vice   President,
               World  Wide  Sales and  Marketing,
               Photronics,  Inc., a  manufacturer
               of  photomasks  used  to  transfer
               circuit   patterns   onto    semi-
               conductor    wafers,   Brookfield,
               Connecticut,  February   1999   to
               April  2000;  and President,  Olin
               Microelectronic    Materials,    a
               supplier   of  advanced  chemicals
               and   related  products,  Norwalk,
               Connecticut,   January   1996   to
               January  1999; and a  director  of
               NN, Inc.

      Messrs. Ain, Chiesa and Shore have had the principal occupation set forth opposite their respective names for at least the past five years.

      There are no family relationships among any of the persons named in the above table or among any of such persons and any of the other executive officers of the Company. Jerry Shore, who is not standing for re-election as a director, is the father of Brian E. Shore.

     The Board has determined that the following nominees and directors have no material relationships with the Company and are "independent" as required by and as defined in the director independence standards of the New York Stock Exchange: Mark S. Ain, Dale Blanchfield, Anthony Chiesa, Lloyd Frank and Steven T. Warshaw. In making this determination, the Board considered that Jenkins & Gilchrist Parker Chapin LLP, a law firm of which Lloyd Frank is of counsel and was a partner for many years prior to 2004, was retained to provide counsel to the Company during its fiscal year ended March 2, 2003 but not during its fiscal year ended February 29, 2004. Brian E. Shore does not satisfy such independence standards because he is an employee of the Company, and Jerry Shore does not satisfy such standards because he is the father of Brian Shore.

      The Company's Audit Committee currently consists of Mark S. Ain, Anthony Chiesa and Lloyd Frank. Following the Meeting, it is the intention of the Board of Directors to appoint Mark S. Ain, Anthony Chiesa, Lloyd Frank and Steven T. Warshaw as members of the Audit Committee. The Board of Directors has determined that Mr. Warshaw is an "audit committee financial expert" as required by and as defined in rules of the Securities and Exchange Commission and that each of Messrs. Ain, Chiesa, Frank and Warshaw is "independent" as required by and as defined in the audit committee independence standards of the Securities and Exchange Commission and of the New York Stock Exchange. The duties and responsibilities of the Audit Committee are set forth in a written charter of such Committee, first adopted by the Board in July 2000 and subsequently amended and restated in May 2004, a copy of which is attached as Appendix A to this Proxy Statement as required by rules of the Securities and Exchange Commission, and are described elsewhere in this Proxy Statement under the caption "Other Matters - Audit Committee Report". The Audit Committee also issues the Audit Committee Report required to be included in the Company's Proxy Statement by rules of the Securities and Exchange Commission. The Audit Committee Report for the Company's 2004 fiscal year is set forth under the caption "Other Matters - Audit Committee Report" elsewhere in this Proxy Statement.

     The Company has a Compensation Committee and a Stock Option Committee, each consisting of Anthony Chiesa, Lloyd Frank and Jerry Shore. Following the Meeting, it is the intention of the Board of Directors to appoint Dale Blanchfield, Anthony Chiesa and Steven T. Warshaw as members of the Compensation Committee and Anthony Chiesa, Lloyd Frank and Steven T. Warshaw as members of the Stock Option Committee. The functions of the Compensation and Stock Option Committees are set forth in written charters of such Committees adopted by the Board, and such functions are described elsewhere in this Proxy Statement under the caption "Executive Compensation - Board and Compensation Committee Report on Executive Compensation".

     The Company has a Nominating Committee consisting of Anthony Chiesa, Lloyd Frank and Jerry Shore. Following the Meeting, it is the intention of the Board of Directors to appoint Dale Blanchfield, Anthony Chiesa and Lloyd Frank as members of the Nominating Committee. The functions of the Nominating Committee, which are to identify and recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board and to oversee the evaluation of the Board and the Company's management, are set forth in a written charter of such Committee adopted by the Board. The Nominating Committee recommended to the Board of Directors, and the Board nominated, Mark S. Ain, Dale Blanchfield, Anthony Chiesa, Lloyd Frank, Brian Shore and Steven T. Warshaw as nominees for election as directors at the Meeting.

     The Company has a Corporate Governance Committee consisting of Anthony Chiesa, Lloyd Frank and Jerry Shore. Following the Meeting, it is the intention of the Board of Directors to appoint Anthony Chiesa, Lloyd Frank and Steven T. Warshaw as members of the Corporate Governance Committee. The functions of the Corporate Governance Committee, which are to advise the Board of Directors with respect to Board composition, procedures and committees and to develop and recommend to the Board a set of corporate governance principles applicable to the Company, are set forth in a written charter of such Committee adopted by the Board.

     Copies of the charters of the Audit, Compensation, Stock Option, Nominating and Corporate Governance Committees are available on the Company's web site at www.parkelectro.com under the caption "Charters and Codes" as required by rules of the New York Stock Exchange.

      During the Company's last fiscal year, the Board of Directors met six times and authorized action by unanimous written consent on five occasions, the Audit Committee met twice and authorized action by unanimous written consent on one occasion, the Compensation Committee met once, and the Stock Option Committee met twice. Each of the directors attended all of the meetings held by the Board and each committee thereof of which he was a member during the Company's last fiscal year. The Company did not have a Corporate Governance Committee or a Nominating Committee during the last fiscal year.

     It is the Company's policy that all directors are invited to and encouraged to attend Annual Meetings of Shareholders, and all members of the Board of Directors attended the Annual Meeting of Shareholders held on July 17, 2003.

      Each director who is not an employee of the Company or any of its subsidiaries receives a fee of $12,000 per annum for his services as a director, each member of the Audit Committee, other than the Chairman of the Committee, receives a fee of $2,000 per annum for his services as a member of such Committee, and the Chairman of the Audit Committee receives a fee of $4,000 per annum for his services as Chairman of such Committee, each member of the Compensation Committee of the Board of Directors receives a fee of $2,000 per annum for his services as a member of such Committee, and each Director and each Committee member is reimbursed for travel expenses incurred in attending meetings of the Board of Directors of the Company and of Committees of the Board of Directors of the Company.

     On July 24, 2003, Messrs. Ain, Chiesa, Frank and Jerry Shore each received a non-qualified stock option for 3,000 shares of Common Stock at an exercise price of $19.95 per share under the Company's 2002 Stock Option Plan. Each of these options expires on July 24, 2013, and each is exercisable 25 percent after one year from date of grant, 50 percent after two years from date of grant, 75 percent after three years from date of grant and 100 percent after four years from date of grant.


                     EXECUTIVE COMPENSATION

Summary Compensation

      The following table shows the compensation for each of the three most recent fiscal years for the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving in such capacities at the end of the Company's most recent fiscal year.

                                                        Long-Term
                                                       Compensation
                               Annual Compensation        Awards
                              -----------------------   ------------
                                                 Other   Securities  All Other
                                                 Annual  Underlying   Compen-
Name and                Year                     Compen-  Options     sation
Principal Position      (a)    Salary    Bonus   sation   SARs(#)      (b)

Brian E. Shore(c)       2004  $357,760  $  -0-  $  -0-    20,000     $7,000
 President and Chief    2003   357,760     -0-     -0-    25,000      4,000
 Executive Officer      2002   364,640     -0-     -0-    40,000      8,500

Emily J. Groehl         2004   210,912     -0-     -0-     7,500      7,000
 Senior Vice President, 2003   210,912     -0-     -0-    15,000      4,000
 Sales and Marketing    2002   214,968     -0-     -0-    15,000      8,500



John Jongebloed(d)      2004   165,000  15,000     -0-     5,000      5,775
 Senior Vice President, 2003   165,000     -0-     -0-    10,000      3,300
 Global Logistics       2002   168.173     -0-     -0-    15,000      8,409

Steven P. Schaefer(e)   2004   155,577  25,000     -0-    15,000      5,445
 Senior Vice President,
 Technology

Gary M. Watson(f)       2004   240,000  25,000   74,576   10,000      7,000
 Senior Vice President, 2003   223,047     -0-   71,964   15,000      4,000
 Engineering and Senior 2002   203,846     -0-      -0-   10,000      8,500
 Vice President, Asian
 Business Unit
---------

The salary amounts for Messrs. Shore and Jongebloed and Ms. Groehl for the 2002 fiscal year are more than the salary amounts for the 2003 fiscal year not because of any salary decreases, but because the 2002 fiscal year consisted of 53 weeks while the 2003 fiscal year consisted of 52 weeks. None of the named executive officers has received any salary increase during the Company's last four fiscal years, other than Mr. Schaefer and other than Mr. Watson (see note (f) below):

(a)  Information is provided for the Company's fiscal years ended
   February 29, 2004, March 2, 2003 and March 3, 2002, respectively.

(b) Includes the amounts of the Company's annual profit sharing contributions to the Company's Employees' Profit Sharing and 401(k) Retirement Savings Plan ("the Plan") which were accrued for the accounts of the named executive officers for the fiscal years shown. These amounts vest in accordance with a graduated scale based on years of service of the employee with the Company. Substantially all full-time employees of the Company and its subsidiaries in the United States participate in the profit sharing portion of the Plan, which is intended to provide retirement benefits to such employees and which is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The amounts of profit sharing contributions, if any, by the Company and its subsidiaries to the accounts of
   participating  employees  are  percentages  of  the   eligible
   compensation of the participating employees up to a maximum amount of compensation for each employee established under the Internal Revenue Code of 1986, which was $200,000 for each of the Company's two most recent fiscal years and $170,000 for the Company's fiscal year ended March 3, 2002. The percentages of compensation contributed to the Plan, which are determined each year by the Board of Directors of the Company, may vary between the Company and each subsidiary, but the percentage must be the same for each participating employee of the Company or the subsidiary, as the case may be.

   Substantially all full-time employees of the Company's subsidiaries in the United States are eligible to receive contributions by the subsidiaries to match the contributions of the employees to the 401(k) retirement savings portion of the Plan, with the maximum matching contribution being 3% of the compensation of the employees. However, employees of the Company are not eligible to receive such matching contributions, but it has been the Company's practice to determine a gross annual profit sharing percentage of eligible compensation to be contributed by each subsidiary to the profit sharing portion of the Plan and to reduce such percentage by the average percentage of the compensation of such subsidiary's employees that was contributed by such subsidiary as 401(k) retirement savings matching contributions. Consistent with this practice, to compensate employees of the Company for their ineligibility for matching contributions to the 401(k) retirement savings portion of the Plan, the Company approved profit sharing contributions for the named executive officers and for the other employees of the Company in amounts equal to 2% of the eligible compensation of such employees, since the Company's subsidiaries' matching contributions under the 401(k)
   retirement savings portion of the Plan for the 2003 fiscal year approximated 2% of the eligible compensation of the such subsidiaries' employees. Accordingly, the amounts shown for 2003 are contributions that were made by the Company for the named executive officers to compensate them for the fact that they were not eligible for matching contributions under the 401(k) retirement savings portion of the Plan.

(c)   As  he has in the past, Mr. Shore rejected the Compensation
   Committee's offer of a bonus for the fiscal year ended February 29, 2004 and a salary increase for the fiscal year ending
   February 27, 2005.

(d) Mr. Jongebloed became an executive officer on July 18, 2001, but the salary shown for him is the salary paid to him by the Company for the entire 2002 fiscal year.

(e) Mr. Schaefer became an executive officer on July 17, 2003, but the salary shown for him is the salary paid to him by the Company for the entire 2003 fiscal year. Under the Securities and Exchange Commission's rules regarding the disclosure of executive compensation, no information is required to be provided for Mr. Schaefer for prior years during which he was not an executive officer.

(f) Mr. Watson's title was Senior Vice President, Engineering until May 2001, when he became Senior Vice President, Engineering and Technology, and he also became Senior Vice President, Asian Business Unit in August 2002. Mr. Watson's title was changed to Senior Vice President, Engineering in July 2003. The salary amount for Mr. Watson for the 2003 fiscal year is more than the salary amount for the 2002 fiscal year because of a salary increase granted to Mr. Watson in connection with his becoming Senior Vice President, Asian Business Unit and his relocation to Singapore in August 2002 to manage the Company's Asian Business Unit; and the amounts shown for Mr. Watson under "Other Annual Compensation" consist of certain expenses paid on his behalf by the Company in connection with his relocation to Singapore and certain living expenses incurred by him in Singapore but paid by the Company pursuant to an agreement between Mr. Watson and the Company relating to his relocation to Singapore.

Stock Options

      The Company's 2002 Stock Option Plan provides for the grant to key employees of the Company of both options which qualify as incentive stock options under the Internal Revenue Code of 1986 and non-qualified stock options. The 2002 Stock Option Plan is administered by the Stock Option Committee.

     The following table provides information with respect to options to purchase shares of Common Stock granted pursuant to the 2002 Stock Option Plan to the named executive officers during the Company's last fiscal year.

<table> Part 1 of 2
Option/SAR Grants in Last Fiscal Year
-------------------------------------
                      Number of
                     Securities     % of Total
                     Underlying    Options/SARs    Exercise
                     Options/SARs    Granted to    or Base
                     Granted(#)    Employees in     Price
Name                    (a)         Fiscal Year    ($/sh.)    Expiration Date

Brian E. Shore         20,000       11.0%         $19.95      July 24, 2013
Emily J. Groehl         7,500        4.1%          19.95      July 24, 2013
John Jongebloed         5,000        2.7%          19.95      July 24, 2013
Steven P. Schaefer     15,000        8.2%          19.95      July 24, 2013
Gary M. Watson         10,000        5.5%          19.95      July 24, 2013

Part 2 of 2
Option/SAR Grants in Last Fiscal Year
-------------------------------------
                      Potential Realizable Value
                     at Assumed Annual Rates of
                      Stock Price Appreciation
                          for Option Term (b)
Name                  0%($)    5%($)     10%($)

Brian E. Shore        $-0-   $250,929   $635,903
Emily J. Groehl        -0-     94,098    238,464
John Jongebloed        -0-     62,732    158,976
Steven P. Schaefer     -0-    188,197    476,927
Gary M. Watson         -0-    125,464    317,952

(a) Options become exercisable 25% one year from the date of grant with an additional 25% exercisable each succeeding anniversary of the date of grant. The Company has not granted stock appreciation rights.

(b) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options at the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the life of the options. This schedule does not take into account provisions of the options providing for termination of the option following termination of employment, nontransferability or vesting over periods of four years. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the
   Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The column indicating 0% appreciation is included to reflect the fact that a zero percent gain in stock price will result in zero dollars for the optionee. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately.

Aggregated  Option Exercises in the Last Fiscal Year  and  Fiscal
Year-End Option Values

      The following table provides information regarding the pre-tax value realized from the exercise of stock options by the named executive officers during the Company's last fiscal year and the value of unexercised options held by such executive officers as of the end of such fiscal year.
<table> part 1 of 2
                                             Number of Securities
                     Shares                 Underlying Unexercised
                    Acquired      Value     Options/SARs at FY-End(#)
Name               On Exercise   Realized
                     (#)(a)       $(b)     Exercisable Unexercisable
Brian E. Shore       10,500    $124,880      412,500       77,500
Emily J. Groehl        -0-        -0-         35,446       29,063
John Jongebloed        -0-        -0-         24,775       23,750
Steven P. Schaefer     -0-        -0-          2,250       19,750
Gary M. Watson         -0-        -0-         25,625       31,875

<table> part 2 of 2
                       Value of Unexercised
                           In-the-Money
                           Options/SARs
                         at FY-End ($)(c)
Name                   Exercisable  Unexercisable
Brian E. Shore         $4,531,752     $402,124
Emily J. Groehl          185,560        74,625
John Jongebloed          182,387        98,250
Steven P. Schaefer         4,130       106,130
Gary M. Watson            21,375        85,625

(a) The Company has not granted stock appreciation rights.

(b) Value realized equals market value of the underlying shares on the date of exercise, less the exercise price, times the number of shares acquired, without deducting any taxes paid by the employee.

(c)  Value  of  unexercised options equals market  value  of  the shares underlying "in-the-money" options at February 29,  2004
   ($26.75 per share), less exercise price, times the number of options outstanding

Equity Compensation Plan Information

      The following table provides information as of the end of the Company's most recent fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.


                                                            Number of securites
                        Number of                           remaining available
                        securities     Weighted-average     for future issuance
                    to be issued upon   exercise price        under equity
                       exercise of      of outstanding      compensation plans
                       outstanding         options,         (excluding securites
                     options,warrants   warrants and            reflected in
  Plan category        and rights          rights                column (A))
                          (A)                (B)                     (C)
Equity compensation
 plans approved by
 security holders(a)    1,396,653          $19.91                 705,725

Equity compensation
 plans not approved
 by security holders(a)       -0-             -0-                     -0-

     Total              1,396,653          $19.91                 705,725
---------------

(a)The Company's only equity compensation plans are its 2002 Stock Option Plan, which was approved by the Company's shareholders in July 2002, and its 1992 Stock Option Plan, which was approved by the Company's shareholders in July 1992. Authority to grant additional options under the 1992 Plan expired on March 24, 2002, and all options granted under the 1992 Plan will expire in March 2012 or earlier; and authority to grant additional options under the 2002 Plan will expire on May 21, 2012, and all options granted to date under the 2002 Plan will expire in January 2014 or earlier.

Employment and Consulting Agreements

     Jerry  Shore,  Chairman of the Board, was President  of  the
Company until March 4, 1996 and Chief Executive Officer of the Company until November 19, 1996. In accordance with the provisions of an amended and restated employment agreement between Jerry Shore and the Company, as amended, Jerry Shore is serving as Chairman of the Board, and effective as of March 3, 1997, the first day of the Company's 1998 fiscal year, he retired from full-time employment with the Company and commenced serving as a consultant for a term of five years. In accordance with the employment agreement, he was being paid an annual consulting fee equal to 60% of his base salary in effect under the agreement at the time of his retirement, subject to an indexed cost of living increase. In October 1997, in connection with the Company's agreement to participate in a split dollar life insurance agreement for Jerry Shore's benefit as discussed below, Jerry Shore agreed to extend his consulting term for an additional year and agreed not to compete with the Company during the consulting term. Jerry Shore's consulting term expired on March 2, 2003.

     In October 1997, the Company entered into a split-dollar life insurance agreement with a trust established by Jerry Shore for the benefit of his descendants, of which Jerry Shore's children, including Brian E. Shore, are the trustees. Pursuant to this agreement, the Company pays to Jerry Shore an amount equal to the portion of the annual premiums on two life insurance policies held in the trust that represents the "economic benefit" to Jerry Shore calculated in accordance with United States Treasury Department rules then in effect ($6,703 in the 2004 fiscal year), and the Company pays the balance of the annual premiums on the policies to the insurers. In light of certain provisions of the Sarbanes-Oxley Act of 2002, the Company made no payment for the balance of the annual premiums in the 2004 fiscal year. Both policies are joint life policies payable on the death of the survivor of Jerry Shore and his spouse, with an aggregate face value of $5 million. The aggregate amount of the premiums on the policies paid by the Company constitutes indebtedness from the trust to the Company and is secured by collateral assignments of the policies. Upon the termination of the split-dollar life insurance agreement, whether by the death of the survivor of the insureds or the earlier termination of the agreement, the Company is entitled to be repaid by the trust the amount of such indebted ness.

Board and Compensation Committee Report on Executive Compensation

     Compensation of the Company's executive officers is composed of salary, annual cash bonuses, stock options and the Company's Profit Sharing Plan. The Board has a Compensation Committee which considers and takes any necessary action regarding the compensation of the Company's Chief Executive Officer, other than the grant of stock options or compensation pursuant to plans administered by the Board. Brian E. Shore, President and Chief Executive Officer of the Company, determines the annual salary and cash bonus for each executive officer other than himself. The Board also has a Stock Option Committee which administers the Company's Stock Option Plans, including decisions as to the number of options to grant to each executive officer. The amount of discretionary contributions to the Profit Sharing Plan for each fiscal year is determined by the Board of Directors.

      Salaries of executive officers are determined based on the significance of the position to the Company, individual experience and expertise, individual performance and information gathered informally as to compensation levels of comparable companies in the same geographic location as the Company. Brian
E. Shore reviews the salary of each key employee, including executive officers, annually and makes adjustments as appropriate.

      Decisions as to the award of annual cash bonuses to executive officers with respect to each fiscal year are made after the close of the fiscal year. The amount awarded to each executive officer is based on the Company's overall performance, individual performance, base salary level, bonuses paid in prior years and overall equity and fairness.

      The Company typically grants stock options under the Company's Stock Option Plan once each year. The Stock Option
Committee bases its decisions on individual performance, base salary and bonus levels, recommendations from senior management and overall equity and fairness.

      The Board decides annually the amount of the Company's contribution to the Profit Sharing Plan. The amount of such contribution is discretionary, but may not exceed 15% of the total remuneration paid to eligible employees or such other amount as is allowed under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to this limit, the Board determines the amount to be contributed for each year based on the Company's overall performance, the amount contributed in prior years and the amounts of prior contributions recently forfeited by eligible employees due to termination of employment prior to vesting. The Profit Sharing Plan is a broad-based plan in which numerous employees as well as executive officers are eligible to par ticipate. Once the Company contribution is made, amounts are allocated to eligible employees in accordance with a formula based on their remuneration.

      The Board, the Compensation Committee, the Stock Option Committee and Brian E. Shore use no set formulas in making their determinations and may afford different weight to different factors for each executive officer. Such weighting may vary from year to year.

      The Board and the Compensation Committee have reviewed the impact of Section 162(m) of the Code which limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the Chief Executive Officer and the other executive officers named in the table set forth under the caption "Executive Compensation - Summary Compensation" elsewhere in this Proxy Statement. It is the Company's policy to attempt to design its executive compensation plans and arrangements to be treated as tax deductible compensation wherever, in the judgment of the Board or the Compensation Committee, as the case may be, to do so would be consistent with the objectives of that compensation plan or arrangement. Accordingly, the Board and the Compensation Committee from time to time may consider whether changes in the Company's compensation plans and arrangements may be appropriate to continue to fulfill the requirements for treatment as tax deductible compensation under the Code.

  The Board of Directors    Compensation Committee and
                            Stock Option Committee

  Mark S. Ain               Jerry Shore, Chairman
  Anthony Chiesa            Anthony Chiesa
  Lloyd Frank               Lloyd Frank
  Brian E. Shore
  Jerry Shore

Compensation Committee Interlocks and Insider Participation

      Anthony Chiesa, a member of the Compensation and Stock Option Committees, is a former Vice President of the Company who retired in 1977. Lloyd Frank, also a member of such Committees, is of counsel to the law firm Jenkins & Gilchrist Parker Chapin LLP, which firm was retained to provide counsel to the Company during its fiscal year ended March 2, 2003 but not during its last fiscal year. Jerry Shore, the third member of such Committees, was President of the Company until March 4, 1996 and Chief Executive Officer of the Company until November 19, 1996. Brian E. Shore, a director of the Company who is also President and Chief Executive Officer of the Company, participated in deliberations of the Board relating to the amount of the Company's contribution to the Profit Sharing Plan during the Company's last fiscal year, and Brian E. Shore determines the annual salary and cash bonus for each executive officer of the Company, other than himself.

                     STOCK PERFORMANCE GRAPH

      The graph set forth below compares the annual cumulative total return for the Company's five fiscal years ended February 29, 2004 among the Company, the New York Stock Exchange Market Index (the "NYSE Index") and a Media General Financial Services index for electronic components and accessories manufacturers (the "Group Index") comprised of the Company and 254 other com panies. The companies in the Group Index are classified in the same three-digit industry group in the Standard Industrial Classification Code system and are described as companies primarily engaged in the manufacture of electronic components and accessories. The returns of each company in the Group Index have been weighted according to the company's stock market capitaliza tion. The graph has been prepared based on an assumed investment of $100 on February 26, 1999 and the reinvestment of dividends (where applicable).

[Graph]


                       1999    2000    2001     2002    2003    2004
Park Electrochemical  $l00.00 $ 84.43  $188.96  $147.25 $88.09  $155.27

Group Indes            100.00  295.25   129.24   111.95  62.30   114.67

NYSE Index             100.00  101.26   108.67   102.04  80.55   114.87

             APPROVAL OF THE MATCHING FEATURE OF THE
             COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

      The Company maintains an Employee Stock Purchase Plan (the "Plan") pursuant to which employee contributions and Company matching contributions are used to acquire the Company's Common Stock for the account of the contributing employee. Under
Section 303A.08 of the New York Stock Exchange Listed Company Manual, the matching contribution feature of the Plan is an "equity compensation plan" requiring shareholder approval. Accordingly, at the Meeting, shareholders are being asked to approve the matching contribution feature of the Plan.

Summary of the Plan

General Information

     The Plan was established pursuant to a resolution of the Board adopted on July 24, 1985. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, nor qualified under Section 401(a) or Section 423 of the Internal Revenue Code of 1986, as amended.

     The purpose of the Plan is to make available to eligible employees of the Company a means of purchasing shares of the Company's Common Stock through regular payroll deductions. Such purchases generally are made on the New York Stock Exchange, or any other market on which the Common Stock may trade, at market prices current at the time of purchase. As an added incentive, the Company contributes for each payroll period an amount equal to 40% of each participating employee's actual payroll deduction for employees with less than five years service with the Company, 45% of each participating employee's actual payroll deduction for employees with more than five years service but less than ten years service with the Company, and an amount equal to 50% of each participating employee's actual payroll deduction for employees with more than ten years service with the Company.

     Pursuant to a transition rule established under Section 303A.08 of the New York Stock Exchange Listed Company Manual, shareholder approval of the matching contribution feature of the Plan is required with respect to any Company matching contribution after June 30, 2004. Accordingly, no Company matching contribution will be made after June 30, 2004 unless this proposal is approved.

     The total employee and Company contributions for all participating employees are forwarded monthly by the Company to a broker designated by the Company (currently Computershare Plan Managers, the "Broker") and applied to the purchase of outstanding shares and/or fractional interests in shares of the Company's Common Stock, except during any period that operation of the Plan is suspended. The Company pays the brokerage commissions with respect to such purchases for the account of each participating employee.

     Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate. There is no guarantee under the Plan against loss resulting from fluctuations in the market price of the Common Stock of the Company.

     As  of  May 19, 2004, approximately 135,000 shares of Common
Stock of the Company were held in the Plan for approximately  960 participants in the Plan, including current and former employees of the Company and its designated subsidiaries.

Eligibility

     All permanent employees of the Company (other than executive officers) and of such of its subsidiaries as are designated by the Company (other than employees whose annual base salary exceeds $100,000) who have attained the age of majority in their jurisdictions of residence and who have been employed by the Company or one of its designated subsidiaries for at least one year are eligible to participate in the Plan, at their election.

     Notwithstanding  the  foregoing, if any  employee  otherwise
eligible  to  participate  in  the  Plan  is  employed   in   any
jurisdiction where it is not legal for the Company to make deductions from such employee's pay as hereinafter provided, or where compliance with securities laws may be necessary but is not (in the opinion of the Company) desirable, such employee shall not be eligible to participate.

     Approximately   700  employees  of  the  Company   and   its
designated subsidiaries are currently eligible to participate in the Plan, and approximately 310 such employees are currently participating.

Participation

     An eligible employee at such employee's election may enroll as a participant by executing a payroll deduction authorization and purchase order form, each in a form and manner acceptable to the Company. Enrollment becomes effective as soon as practicable after the payroll deduction authorization and purchase order forms are received by the Company.

Method of Operation

     The Company has instructed the Broker to open and maintain accounts in the names of participants and to make purchases of shares of the Company's Common Stock pursuant to the Plan for the account of the participants.

     The Company pays the Broker's commissions on purchases made from amounts deducted from the pay of the employees who have accounts and from amounts contributed by the Company. The Broker's commission and any other charges in connection with sales, reinvested dividends, or purchases not made by payroll deductions or by Company contributions are payable directly to the Broker by the employee who orders the transactions for such employee's account. Commissions under the Plan are computed at such rates as are posted by the Broker and in effect at the time of the transaction.

     The Company deducts funds from each participant's pay as authorized and each month, as promptly as practicable, forwards the total of the amounts deducted for all participants, together with the Company's contributions, to the Broker, along with a list of participants and the amount allocable to the account of each participant, except during any period that operation of the Plan is suspended.

     Upon receipt of funds from the Company, the Broker, as promptly as practicable, purchases, as agent for the participants, as many shares of Common Stock of the Company as such funds will permit. Such purchases usually are made on the New York Stock Exchange (but may be made on any other market on which the Common Stock may trade). The Broker uses such funds and the Company contributions received for the account of any participant, together with such funds and Company contributions received for the account of other participants, to make purchases for participants pursuant to the Plan. The amount of stock purchased will depend upon the price paid by the Broker in any particular  transaction.  Such purchases, on  the  basis  of  the average  cost,  are  made  for  the respective  accounts  of  the participants  in  proportion  to  the  amounts  withheld  by  the
Company,  and  augmented  by  Company  contributions,  for   such
participants.

Payroll Deductions

     Payroll deduction authorization is for an indefinite period of time. The employee specifies therein the amount to be withheld from such employee's pay, which amount must be in even multiples of $5.00 per week, with a maximum of $30.00 per week for employees who work at least 35 hours per week and a maximum of $10.00 per week for employees who work at least 25 hours per week but less than 35 hours per week.

     The payroll deduction may be revised or terminated at any time by the employee's written request submitted to the Company. Commencement, revision or termination of deductions becomes effective as soon as practicable after the employee's request is received by the Company.


Amendment and Termination

     The Company reserves the right to discontinue use of its payroll deduction facilities at any time such action is deemed advisable in its sole judgment, and it also reserves the right at any time to designate a new Broker, amend or discontinue the Plan or add or eliminate subsidiaries whose employees may participate in the Plan if, in its sole judgment, it deems such action to be advisable. The Broker may also terminate its services as broker under the Plan at any time. Such termination by either the Company or the Broker is to be on thirty days written notice to the other. Any such amendment or termination will not result in the forfeiture of any funds deducted from the salary of any participant or contributed by the Company on behalf of any participant, or of any shares or fractional interest in a share purchased for the participant, or of any dividends or other distribution in respect of such shares, effective before the effective date of amendment or termination of the Plan or elimination of participating subsidiaries.

     The matching contribution feature of the Plan will expire on May 6, 2014.

Participant's Account With the Broker

     At the time of purchase of Common Stock under the Plan, each participant for whose account funds were received immediately acquires full ownership of all shares and of any fractional interest in a share purchased for such participant's account. All shares are registered in the name of the Broker. Although a participant may not assign or hypothecate such participant's interest in the Plan as such, shares purchased under the Plan may be sold or assigned at any time.

     An employee who has an account may add other shares of the Company's Common Stock to such employee's account, at any time, by separate purchases arranged with the Broker or by delivering other shares owned by such employee to the Broker. When any such purchases are made, the employee will be charged with the commissions.

     The employee's account will be credited with all dividends paid in respect of the full shares and any fractional interest in a share held in his or her account. Cash dividends will be reinvested in the Company's Common Stock as promptly as practicable following receipt thereof by the Broker. Brokerage commissions on dividend reinvestments in respect of shares purchased pursuant to the Plan will be paid by the Company.

     Stock dividends and/or any stock splits in respect of shares of Common Stock purchased pursuant to the Plan and held in a participant's account will be credited to such participant's account without charge. Distributions of other securities and rights to subscribe will be sold and the proceeds will be handled in the same manner as a cash dividend.

     As noted above, a participant may instruct the Broker at any time to sell any or all of the full shares and the fractional interest in a share held in such participant's account. Upon such sale, the Broker will mail the participant a check for the proceeds, less the brokerage commission and any transfer taxes, registration fees or other normal charges which are payable by the participant in connection with such sale. Such instructions to the Broker, or a request for delivery of certificates, will disqualify the employee from making further contributions under the Plan for a period of one year thereafter.

     Each participant receives quarterly confirmations or a statement from the Broker reflecting changes in the amount of stock held in such participant's account. The relationship between the Broker and the participant is the normal relationship of a broker and the broker's client, and the Company assumes no responsibility in this respect. The brokerage relationship is subject to, among other things, the Broker's terms and conditions, rules and regulations of the Securities and Exchange Commission and rules of the New York Stock Exchange and the National Association of Securities Dealers, Inc.

     The  Broker  is  required to forward to each participant  as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements, and other material distributed by the Company to its shareholders. The full shares of stock in each participant's account are voted in accordance with the participant's signed proxy instructions duly delivered to the Broker or otherwise in accordance with the applicable rules of the New York Stock Exchange. There is no charge to participants for the Broker's retention of stock certificates or in connection with forwarding notices, proxies or other such material.

Closing a Participant's Account

     An employee who terminates such employee's payroll deduction authorization may request the Broker to maintain or to close such employee's account. The employee may direct that all full shares and any fractional interest in shares in such employee's account be sold and the net proceeds remitted to such employee, or the employee may request that the full shares in the account be delivered to such employee, along with a check representing the net proceeds of the sale of the fractional interest in a share. The employee may thereafter re-enter the Plan after a period of one year by following the procedure set forth herein under "Participation."

Plan Benefits

     Employee contributions under the Plan will be made at the discretion of employees and the amount of Company matching contributions will depend on the amount of employee contributions. In addition, the ultimate value of an employee's account under the Plan depends on the value of the Company's Common Stock. Accordingly, it is not possible to determine the future benefits that might be received by participants under the Plan.

Vote Required

      The affirmative vote of a majority of the votes cast at the Meeting is required to approve this proposal, provided that the total votes cast represent a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes are not considered to be votes cast and will therefore make it more difficult to meet this requirement.

     The Board of Directors recommends that shareholders vote FOR
the  approval  of  this  proposal.   Proxies  will  be  voted  in
accordance with their terms and, in the absence of contrary instructions, for the approval of this proposal.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10 percent shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no Form 5 reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with during the 2004 fiscal year.

                      SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices for inclusion in the Proxy Statement and form of Proxy relating to that meeting by February 16, 2005. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by April 15, 2005. The Company's By-Laws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the By-Laws, not later than April 15, 2005 and not earlier than March 16, 2005.

                          OTHER MATTERS

Audit Committee Report

     The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the accounting,
auditing,   financial  reporting,  internal  control  and   legal
compliance functions of the Company and its subsidiaries. The Board of Directors has determined that all members of the Audit Committee are "independent", as required by the current rules of the New York Stock Exchange. The Committee functions pursuant to a Charter that has been adopted by the Board, as required by rules of the New York Stock Exchange, a copy of which is attached as Appendix A to this Proxy Statement, as required by rules of the Securities and Exchange Commission.

     As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 29, 2004 with management and with Ernst & Young LLP, the Company's independent public accountants for the 2004 fiscal year. The Audit Committee has also received from the independent accountants a letter pursuant to Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU 380, as currently in effect, and has discussed the matters referred to in such letter with the independent accountants. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has considered whether the provision of non-audit services by the independent accountants to the Company is compatible with maintaining the accountants' independence and has discussed with Ernst & Young LLP their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements for the fiscal year ended February 29, 2004 has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon the review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004 for filing with the Securities and Exchange Commission.


                             Audit Committee

                             Lloyd Frank, Chairman
                             Mark S. Ain
                             Anthony Chiesa


Auditors and Fees

      The Audit Committee appointed Ernst & Young LLP as the Company's independent auditor for the past fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a state ment if such representative so desires and will be available to respond to appropriate questions.

     The Audit Committee has not selected an independent auditor of the Company for the current fiscal year. As previously reported by the Company, the Company was notified by Ernst & Young LLP on May 26, 2004 that Ernst & Young would decline reappointment as the Company's independent auditor for the current fiscal year, although Ernst & Young and the Company have agreed that Ernst & Young will review the Company's financial statements for its 2005 fiscal year first quarter ended May 30, 2004. Prior to receiving such notice from Ernst & Young, the Company, with the approval of the Audit Committee of the Board of Directors, had begun the process of interviewing other major independent accounting firms to be the Company's independent auditor for the current fiscal year.

     The reports of E&Y on the Company's financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     As E&Y's decision did not involve any disagreements with the Company, the Audit Committee of the Board of Directors of the Company did not participate in the termination of the client-auditor relationship with E&Y, although, as stated above, the Audit Committee had previously authorized the Company to begin the process of interviewing other accounting firms to be the Company's independent auditor for the current fiscal year.

     During the last two fiscal years and through May 26, 2004, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference thereto in E&Y's report on the financial statements for such years or interim period.

     During the last two fiscal years and through May 26, 2004, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

     The following table shows the fees paid or accrued for audit services and fees paid or accrued for audit-related, tax and all other services rendered by Ernst & Young for each of the last two fiscal years ended February 29, 2004 and March 2, 2003:

                               2004         2003
     Audit Fees (a)          $354,421     $386,167
     Audit-Related Fees (b)    18,000       28,100
     Tax Fees (c)              44,883       96,333
     All Other Fees (d)         4,531        8,450
                             $421,835     $519,050

(a) Audit fees include fees for the audit of the Company's consolidated financial statements, interim reviews of the Company's quarterly financial statements and audit services provided in connection with required statutory audits of many of the Company's subsidiaries.

(b) Audit-related fees include primarily fees for certain audits of subsidiaries not required for purposes of Ernst & Young's audit of the Company's consolidated financial statements but for other statutory or regulatory requirements and the annual audit of the Company's Employees' Profit Sharing and 401(k) Retirement Savings Plan.

(c) Tax fees include fees for services relating to tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance, tax return preparation and tax audits.

(d) All other fees include primarily fees for certain employment law and employee benefit plan services which are no longer permitted to be performed by Ernst & Young under the Sarbanes-Oxley Act of 2002, but were permitted at the time they were arranged for prior to May 6, 2003.

      The services performed by Ernst & Young in connection with engagements subsequent to May 6, 2003 were pre-approved in accordance with the pre-approval policy adopted by the Audit
Committee.

Audit Committee Pre-Approval Policy

     The policy of the Audit Committee is to require that all services to be provided to the Company by the Company's auditors must be approved by the Audit Committee before such services are provided by the auditors.


Directors' and Officers' Liability Insurance

     The Company has for many years maintained directors' and officers' liability insurance and fiduciary liability insurance covering the directors and officers of the Company and its subsidiaries against certain claims arising out of their service to the Company and its subsidiaries and to certain employee benefit plans of the Company and its subsidiaries. The current directors' and officers' liability insurance policy runs for a period of one year expiring May 17, 2005 at a total cost of $300,000; and the current fiduciary liability insurance policy runs for a period of one year expiring June 17, 2004 at a one-year cost of $29,040.

Proxy Solicitation

      The  Company  will bear the expense of proxy  solicitation.
Directors,  officers  and  employees  of  the  Company  and   its
subsidiaries  may solicit proxies by mail, telephone,  telegraph,
facsimile   or   in  person  (but  will  receive  no   additional
compensation  for  such  solicitation).  The  Company  also   has
retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies in the same manner at an anticipated fee of approximately $6,000, plus reimbursement of certain out-of-
pocket   expenses.  In  addition,  brokerage  houses  and   other
custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorizations for the execution of proxies, and if they in turn so request, the Company will reimburse such brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding such material.

Director Candidates

The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also consider the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary at the Company's office at 5 Dakota Drive, Lake Success, New York 10042 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of shareholders.

       The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments and potential conflicts of interest.

     The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board - for example, retirement as a CEO or CFO of a public company. As described above, the Nominating Committee will also consider candidates recommended by shareholders.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the candidate's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

      Dale Blanchfield and Steven T. Warshaw were recommended for consideration by the Nominating Committee by the chief executive officer of the Company.

Communications with Directors

       The Board has established a process to receive communications from shareholders and other interested parties. Shareholders and other interested parties may contact any member (or all members) of the Board, including the non-management directors as a group, by mail. To communicate with the Board of Directors, any individual director or the non-management directors, correspondence should be addressed to the Board of Directors or any such individual director or the non-management directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at the Company's office at 5 Dakota Drive, Lake Success, New York 11042.

      All communications received as set forth in the preceding paragraph will be opened by the office of the Company's General Counsel for the sole purpose of determining whether the contents represent a message to the directors of the Company. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or the non-management directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group to which the communication is addressed.

Code of Ethics and Business Conduct

     For more than thirty-five years, the Company has maintained basic corporate rules and guidelines agreed to in writing by its chief executive officer and its business unit presidents and controllers. Such rules and guidelines cover such matters as personnel guidelines, transactions with suppliers, conflicts of interest and business ethics, transactions with relatives and friends, cash control and consolidations, capital expenditures, disposal of property, plant, equipment and inventory, insurance programs, legal matters and contracts, credit and collections, unusual business transactions and special charges and transfer charges, inventory levels, weekly and monthly financial reports and annual business plans, employee safety and environmental matters.

     The Board has adopted a Code of Ethics for the Company's chief executive officer, chief financial officer and controller, and as required by rules of the New York Stock Exchange, the Board has adopted a Code of Business Conduct and Ethics for the Company's directors, officers and employees. Substantially all of the matters required to be addressed in these recently required Code of Ethics and Code of Business Conduct and Ethics have been addressed in the corporate rules and guidelines which the Company has maintained since 1967, although the new Code of Business Conduct and Ethics applies to all directors, officers and employees of the Company and its subsidiaries.

     The Company has filed its Code of Ethics as Exhibit 14.1 to its Form 10-K Annual Report for the fiscal year ended February
29, 2004, as provided by rules of the Securities and Exchange Commission, and the Company's Code of Business Conduct and Ethics will be available on the Company's web site at www.parkelectro.com under the caption "Charters and Codes" as of the date of the Meeting as required by rules of the New York Stock Exchange. The Company intends to satisfy any disclosure requirements regarding an amendment to, or waiver from, the Code of Ethics by posting such information on the Company's web site at the above internet address.

Other Matters to be Presented to the Meeting

      The Board does not know of any other matters to be brought before the Meeting. If any other matters not mentioned in this
Proxy Statement are properly brought before the Meeting, including matters incident to the conduct of the Meeting or relating to the adjournment thereof, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


Annual Report

      The Annual Report, including financial statements, of the Company for the fiscal year ended February 29, 2004 is enclosed herewith but is not a part of the proxy soliciting material.


                              By Order of the Board of Directors,


                                     Stephen E. Gilhuley
                                    Senior Vice President,
                                Secretary and General Counsel

Dated:  June 16, 2004

                                                       Appendix A

              CHARTER OF THE AUDIT COMMITTEE OF THE
                      BOARD OF DIRECTORS OF
                   PARK ELECTROCHEMICAL CORP.
            AS ADOPTED BY THE BOARD AS OF MAY 6, 2004



I.   PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Park Electrochemical Corp. (the "Corporation") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries, including, without limitation,
(a) assisting the Board's oversight of (i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the Corporation's independent auditors' qualifications and independence, and (iv) the performance of the Corporation's inde pendent auditors and the Corporation's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement.

II.  COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the "NYSE"), and any additional requirements that the Board deems appropriate.

     No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation's annual proxy statement.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

     Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgement.

III. MEETINGS OF THE COMMITTEE

     The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the director of the Corporation's internal auditing department or other person responsible for the internal audit function (such person referred to herein as the "Internal Auditor") and (iii) the Corporation's independent auditors. The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

Selection, Evaluation and Oversight of the Auditors

     a. Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation's Annual Report on Form 10-K is referred to herein as the "independent auditors");

      b. Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as (i) reviewing all audit and, as provided in Rule 2-01 of Regulation S-X promulgated by the SEC, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval may be made after receiving input from the Corporation's management) and/or (ii) adopting policies and procedures of the Committee that provide for the pre-approval of specified services to be provided by the Corporation's auditors. Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee or the chairperson of the Committee and the person or persons
granting  such  approval  shall  report  such  approval  to   the
Committee at the next scheduled meeting;

      c. Review the performance of the Corporation's independent auditors, including the lead partner and reviewing partner of the independent auditors, and, in its sole discretion, make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

     d.   Obtain   at   least  annually  from  the  Corporation's
independent auditors and review a report describing:

        (i)the   independent  auditors'  internal   quality-
     control procedures;

        (ii)any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

        (iii)  all  relationships  between  the  independent
     auditors and the Corporation (including a description of each category of services provided by the independent auditors to the Corporation and a list of the fees billed for each such category);

     The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner and the reviewing partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

     e.Evaluate    the   independence   of   the    Corporation's
independent auditors by, among other things:

        (i) monitoring compliance by the Corporation's independent auditors with the audit partner rotation requirements contained in the Sarbanes-Oxley Act of 2002 (the "Act") and the SEC's rules and regulations thereunder;

        (ii)    monitoring  compliance  by  the  Corporation
     with  the  employee  conflict of interest  requirements
     contained   in  the  Act  and  the  SEC's   rules   and
     regulations thereunder; and

        (iii) engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

     f.Review   the   annual  audit  plan  of  the  Corporation's
independent auditors, including the scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan's progress and results during the year;

     g.Review  with  management,  the  Corporation's  independent
auditors   and,  if  appropriate,  the  Internal   Auditor,   the
following:

        (i) the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Man agement's Discussion and Analysis of Financial Condition and Results of Operations", and any major issues related thereto;

        (ii)critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation's financial statements;

        (iii) major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Corporation's selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Corporation's financial statements;

        (iv)all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

        (v)   all   other  material  written  communications
     between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

        (vi)the   effect   of  regulatory   and   accounting
     initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

     h.Resolve   all   disagreements  between  the  Corporation's
independent   auditors   and   management   regarding   financial
reporting;

     i.Review on a regular basis with the Corporation's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the
Committee  should  review  with  the  independent  auditors   the
following:

        (i) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

        (ii)any  communications between the audit  team  and
     the  independent  auditor's national office  respecting
     auditing   or  accounting  issues  presented   by   the
     engagement; and

        (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Corporation;

Oversight  of  the  Financial  Reporting  Process  and   Internal
Controls.

     j.Review:

        (i) the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Corporation's internal audit function, through inquiry and discussions with the Corporation's independent auditors and management;

        (ii)the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the Corporation's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Corporation's annual report on Form 10-K; and

        (iii) the Committee's level of involvement and interaction with the Corporation's internal audit function, including the Committee's line of authority and role in appointing and compensating employees in the internal audit function;

     k.Review with management the Corporation's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies;

     l.Review the type and presentation of information to be included in the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

Miscellaneous

     m.Establish clear hiring policies by the Corporation for employees or former employees of the Corporation's independent auditors;

     n.Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation assess and manage the
Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

     o.Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

     p.Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and
(ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

     q.Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

     r.Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function;

     s.Conduct an annual performance evaluation of the Committee, which shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this charter; and

     t.Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

                               ***

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee, in either instance absent actual knowledge to the contrary.

     Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

                        ****************





 [PROXY CARD]
                   PARK ELECTROCHEMICAL CORP.
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS July 14, 2004
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints ANTHONY CHIESA, LLOYD FRANK and BRIAN E. SHORE, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of PARK ELECTROCHEMICAL CORP. (the "Company") to be held at The Bank of New York, One Wall Street, New York, New York on July 14, 2004 at 10:00 o'clock A.M., New York time, and any adjournments or postponements thereof, to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present upon the following matters:

   The  Board  of Directors recommends a vote "FOR"  proposals  1 and 2.

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed below (except as marked to the contrary below).

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

        MARK S. AIN, DALE BLANCHFIELD, ANTHONY CHIESA, LLOYD
        FRANK,
            BRIAN E. SHORE and STEVEN T. WARSHAW

    (INSTRUCTION: To withhold authority to vote for any individual nominee, check the "FOR" box above and write the nominee's name in the space provided below.)

     ____________________________________________________________
______

2.  APPROVAL  OF MATCHING CONTRIBUTION FEATURE OF EMPLOYEE  STOCK
PURCHASE PLAN

   [  ] FOR          [  ] AGAINST          [  ] ABSTAIN

3. The transaction of such other business as may properly come before the meeting.

    Each properly executed proxy will be voted in accordance with specifications made hereon. If no specification is made, the shares represented by this Proxy will be voted "FOR" the nominees, "FOR" the matching contribution feature of the Employee Stock Purchase Plan, and in the discretion of the Proxies on any other business as may properly come before the meeting.

    The  undersigned hereby acknowledges receipt of the Company's
2004  Annual  Report and the accompanying Notice of  Meeting  and
Proxy   Statement  and  hereby  revokes  any  proxy  or   proxies
heretofore given.

                              Dated: _______________________, 2004


                              ___________________________________


                              ___________________________________

                              (Signature(s) of Shareholder(s))

                              Please  date  and sign  exactly  as
                              name   appears  hereon.  Executors,
                              administrators,   trustees,    etc.
                              should so indicate when signing. If
                              shares   are  held  jointly,   both
                              owners should sign.